                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 28, 2004
                                (DATE OF REPORT)

                              UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         PENNSYLVANIA                 1-1398                     23-1174060
(STATE OR OTHER JURISDICTION     (COMMISSION FILE            (I.R.S. EMPLOYER
      OF INCORPORATION)                NUMBER)               IDENTIFICATION NO.)



                              100 KACHEL BOULEVARD
                    GREEN HILLS CORPORATE CENTER, SUITE 400
                          READING, PENNSYLVANIA           19607
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Utilities, Inc.                                             Form 8-K
Page 2                                                          January 28, 2004




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      (99) Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated January 28, 2004, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the first fiscal quarter ended December 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 28, 2004, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and UGI Utilities, Inc. for the first fiscal quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UGI UTILITIES, INC.
                                    (REGISTRANT)



                                    By:  /s/ Robert W. Krick
                                         --------------------------------------
                                         Robert W. Krick
                                         Assistant Treasurer

Date: Janaury 28, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

    99.           Press Release of UGI Corporation dated January 28, 2004.